EXHIBIT 99

Term Sheets

CMBS New Issue Collateral Term Sheet

Banc of America Commercial Mortgage Inc.

Commercial Mortgage Pass-Through Certificates
Series 2002-2

Bank of America, N.A.

Mortgage Loan Seller

Bank of America, N.A.

Master Servicer

ARCap Special Servicing, Inc.

Special Servicer

July 2002

Information in this collateral term sheet is preliminary and subject to change. Such information will be superseded in its entirety by the information in any final prospectus and prospectus supplement for any securities actually sold to you.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

BANK OF AMERICA PLAZA — ATLANTA

Cut-off Date Balance	$149,144,822

% of Initial Pool Balance	8.7%

Cut-off Date LTV	46.8%

Maturity Date LTV	37.7%

Underwriting DSCR*	2.23x

Mortgage Rate	6.9575%
*DSCR figures based on net cash flow unless otherwise noted.

		S&P/Fitch
	Size	Shadow Ratings(1)

Cut-off Date Balance	$149,144,822	AAA/AAA

Loan Information

Original Principal Balance:	$150,000,000

First Payment Date:	April 1, 2002

Term/Amortization:	120/300 months

Maturity Date:	March 1, 2012

Expected Maturity Balance:	$120,259,949

Borrowing Entity:	CSC Associates, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 114 Open: 6

Up-Front Reserves:
TI/LC Reserve	$70,833
Replacement Reserve	$5,844
Debt Service Reserve	$1,056,105

Ongoing Monthly Reserves:
Replacement Reserve	$5,844
TI/LC Reserve	$70,833

Lockbox:	Hard

Property Information

Property Type:	Office

Property Sub-Type:	Central Business Dist./Class A

Location:	Atlanta, GA

Year Built/Renovated:	1992/N/A

Net Rentable Square Feet:	1,279,152

Cut-off Balance per SF:	$117

Occupancy as of 5/13/02:	100%

Ownership Interest:	Fee

Property Management:	Cousins Properties Incorporated

U/W Net Cash Flow:	$28,319,288

Appraised Value:	$319,000,000

					Gross	% Gross
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration

Top Tenants**

Bank of America	A+/AA-	510,559	39.91%	$33.06	$16,878,650	40.67%	5/31/2012 (2)

Troutman Sanders	Not Rated	225,033	17.59	$34.05	7,661,480	18.46	5/31/2007

Ernst & Young U.S. LLP	Not Rated	212,445	16.61	$33.95	7,212,887	17.38	4/30/2007

Paul, Hastings, Janofsky, & Walker, LLP	Not Rated	115,308	9.01	$27.34	3,152,499	7.60	10/31/2012

Totals		1,063,345	83.13%		$34,905,516	84.11%

(1)	The shadow ratings of the Bank of America Plaza Loan reflects the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

(2)	Lease expiration date obtained from a borrower certified rent roll dated 5/13/2002.

**	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$41,410,725	$39,948,061	$41,607,220

Total Expenses	$11,582,980	$10,712,578	$11,384,092

Net Operating Income (NOI)	$29,827,745	$29,235,483	$30,223,128

Cash Flow (CF)	$28,319,288	$29,235,483	$30,223,128

DSCR on NOI	2.35x	2.31x	2.38x

DSCR on CF	2.23x	2.31x	2.38x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of
	Leases	Expiring	% Total	Cumulative
Year of Expiration	Expiring	SF	SF	Total SF

2002	2	4,949	0.4%	4,949

2003	2	4,901	0.4	9,850

2004	4	91,103	7.1	100,953

2005	1	2,631	0.2	103,584

2007	23	460,090	35.7	563,674

2008	1	22,877	1.8	586,551

2009	7	57,526	4.5	644,077

2012	32	625,867	48.6	1,269,944

2015	1	17,014	1.3	1,286,958

2018	1	643	0.0	1,287,601

Total	74	1,287,601	100.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Cumulative
	% Total	TI/LC	Debt Service
Year of Expiration	SF	Escrow Balance (1)	Escrow Balance (1)

2002	0.4%	$708,630	$1,056,105

2003	0.8%	$1,558,626	$1,056,105

2004	7.8%	$2,408,622	$1,056,105

2005	8.0%	$3,258,618	$1,056,105

2007	43.8%	$4,958,610	$1,056,105

2008	45.6%	$5,808,606	$1,056,105

2009	50.0%	$6,658,602	$1,056,105

2012	98.6%	$8,571,093	$1,056,105

2015	100.0%	$—	$—

2018	100.0%	$—	$—

Total

(1)	Estimated year-end balance assuming no draws.

Summary of Significant Tenants

-	Bank of America Corp. (NYSE: BAC rated A+ by S&P and AA- by Fitch) is a financial holding company with assets of $638 billion (as of June 30, 2002) which provides a diversified range of banking and non-banking financial services and products in 21 states and the District of Columbia through 4,232 banking centers, 12,827 ATM’s and has a presence in 190 countries. The company operates in four business segments: Consumer and Commercial Banking, Asset Management, Global Corporate and Investment Banking and Equity Investments.

-	Troutman Sanders LLP is a major national and international law firm employing 500 attorneys with an expansive presence in the Southeast. Internationally, their growing practice is supported by offices in London and Hong Kong. Troutman Sanders is organized into 33 areas of legal expertise within five sections: Corporate, Finance, Litigation, Public Law and Real Estate.

-	Ernst & Young is a global leader in professional/accounting services and employs 84,000 people in 130 countries worldwide. Revenues for the fiscal year 2001 were $9.9 billion. The firm provides a broad array of services including audit, tax, corporate finance, transactions, online security, enterprise risk management, the valuation of intangibles, and other critical business-performance issues.

-	Paul, Hastings, Janofsky, & Walker, LLP is a law firm with offices in Atlanta, Los Angeles, Orange County, San Francisco, Stamford, New York City, Washington, D.C., Hong Kong, London, Beijing, and Tokyo. The firm is broken into five groups including Corporate, Employment, Litigation, Real Estate, and Tax Law.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	Bank of America Plaza, named the 1999 and 2000 “International Office Building of the Year” by the Building Owners and Managers Association, is a 1.279 million square foot, 55-story Class A office tower with a five-level underground parking deck located in the Midtown submarket of Atlanta, Georgia.

-	The Bank of America Plaza Mortgaged Property is 100% leased to nationally recognized tenants such as Bank of America, N.A., Troutman Sanders LLP, Ernst & Young U.S. LLP, Hunton & Williams, and Paul, Hastings, Janofsky, & Walker LLP. Bank of America (rated A+ by S&P and AA- by Fitch) contributes 40.7% of the rental income generated by the property.

-	Building amenities include a full service retail banking facility; the Gallery Café with a seating capacity of 375; a 4,000 sf conference facility with deluxe meeting space consisting of 365 theater style seats, state-of-the-art audio visual equipment and full service catering; 17,000 sf health club; hair salon; quarterly revolving art exhibition program in the lobby, automobile detailing service; and an Executive Dining Room for tenants and their customers.

-	The Bank of America Plaza Borrower, at its sole cost and expense, is required to keep the Bank of America Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Bank of America Plaza Borrower is also required to maintain a comprehensive all risk insurance policy of at least $150 million without an exclusion for terrorist acts for the entire term of the loan.

-	The Bank of America Plaza Borrower is owned 50% by Cousins Properties Incorporated, a Georgia corporation which owns a 1% general partner and a 49% limited partner interest in the borrower. The remaining 50% interest is held by two subsidiaries of Bank of America Holdings Corp., C & S Premises-SPE, Inc. and C & S Premises Inc. which own a 1% general partner interest and a 49% limited partner interest, respectively, in the borrower.

-	The Bank of America Plaza Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	CSC Associates, L.P., the Bank of America Plaza Borrower and owner of the property, is a Georgia limited partnership and single purpose entity with a non-consolidation opinion and two independent directors with a managing member of similar structure.

-	Cousins Properties Incorporated, the property manager and affiliate of the borrower, is an Atlanta-based, fully integrated equity REIT, which trades on the NYSE under CUZ since 1962. Currently, Cousins has a portfolio of 13.3 million sf of office space, 3.1 million sf of retail space, 900,000 sf of medical office space and 300 acres of land for future development mainly focused in the southeastern United States and California.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

CRABTREE VALLEY MALL

Whole Loan Balance*	$160,000,000

Senior Component Balance*	$140,000,000

Subordinate Component Balance*	$20,000,000

Cut-off Date LTV	50.5%

Maturity Date LTV	47.9%

Underwriting DSCR**	1.91x
* As of the Cut-off Date.
** DSCR figures based on net cash flow unless otherwise noted.

		Cut-off Date	Underwriting	S&P/Fitch
	Size	LTV(1)	DSCR**(2)	Shadow Ratings(3)

Senior Component	$140,000,000	50.5%	1.91x	AAA/AAA

Subordinate Component	$20,000,000	57.8%	1.69x	A/BBB

Whole Loan Information

Original Principal Balance:	$160,000,000

First Payment Date:	May 1, 2002

Term/Amortization:	120/360 months

Interest Only Term:	60 months

Maturity Date:	April 1, 2012

Expected Maturity Balance:	$151,359,441

Borrowing Entity:	CVM Holdings, LLC

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 118 Open: 2

Up-Front Reserves:
Debt Service Reserve	$2,082,432
Tax Reserve	Yes

Ongoing Monthly Reserves:
Tax Reserve	Yes
Replacement Reserve	$16,338

Lockbox:	Hard

Property Information

Property Type:	Retail

Property Sub-Type:	Regional Mall

Location:	Raleigh, NC

Year Built/Renovated:	1972/1997

Net Rentable Square Feet:	998,486

Cut-off Balance per SF:	$160

In-line Sales per SF:	$488

Occupancy Costs:	9.63%

Occupancy as of 3/31/02:	98.8%

Ownership Interest:	Fee

Property Management:	Plaza Associates, Inc.

U/W Net Cash Flow:	$21,095,249

Appraised Value:	$277,000,000

					Gross	% Gross		2001
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants**

Hudson-Belk Co.	Not Rated	236,184	23.65%	$16.80	$3,969,072	11.14%	7/31/2007	$286

Lord & Taylor	A/Not Rated	98,813	9.90	$18.40	1,818,653	5.10	1/31/2006	$185

Toys“R”Us	BBB/BBB-	47,913	4.80	$30.27	1,450,327	4.07	1/31/2009	$170

The Limited Stores	BBB+/Not Rated	35,054	3.51	$35.11	1,230,875	3.45	1/31/2006	$404

Totals		417,964	41.86%		$8,468,927	23.77%

(1)	Calculations of the LTV ratios for the Subordinate Component were made in each instance based upon the entire outstanding principal balance of the Crabtree Valley Mall Loan (not the outstanding principal balance of the applicable component).

(2)	Calculations of U/W DSCR for the Subordinate Component were made using the entire outstanding principal balance of the Crabtree Valley Mall Loan to reflect that the Senior Component will generally be entitled to receive amounts collected on the Crabtree Valley Mall Loan prior to any such receipt by the Subordinate Component.

(3)	The shadow ratings of each Senior and Subordinate Component reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

**	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$30,320,270	$29,317,849	$28,200,208

Total Expenses	$8,303,447	$8,088,611	$8,135,052

Net Operating Income (NOI)	$22,016,823	$21,229,238	$20,065,156

Cash Flow (CF)	$21,095,249	$21,229,238	$20,065,156

DSCR on NOI (Based on debt service for Senior Component only)	1.99x	1.92x	1.82x

DSCR on CF (Based on debt service for Senior Component only)	1.91x	1.92x	1.82x

Lease Expiration Schedule (Based on Underwritten Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total	Debt Service
Year of Expiration	Expiring	SF	SF	Total SF	SF	Escrow Balance(1)

Month to Month	2	2,542	0.3%	2,542	0.3%

2002	10	20,957	2.1%	23,499	2.4%	$2,082,432

2003	10	20,835	2.1%	44,334	4.4%	$2,082,432

2004	14	54,008	5.4%	98,342	9.9%	$2,082,432

2005	52	114,144	11.4%	212,486	21.3%	$2,082,432

2006	24	176,693	17.7%	389,179	39.0%	$2,082,432

2007	20	304,624	30.5%	693,803	69.5%	$2,082,432

2008	26	69,178	6.9%	762,981	76.5%	$2,082,432

2009	12	106,809	10.7%	869,790	87.2%	$2,082,432

2010	16	49,474	5.0%	919,264	92.1%	$2,082,432

2011	11	53,574	5.4%	972,838	97.5%	$2,082,432

2012	6	14,776	1.5%	987,614	99.0%	$2,082,432

Vacant		10,028	1.0%	997,642	100.0%

Total	203	997,642	100.0%

(1)	Estimated year-end balance assuming no draws.

Summary of Significant Tenants

-	Hudson-Belk Department Store, founded in 1891, is the nations largest privately owned department store organization. There are currently 207 Belk stores in 13 states occupying a total of 16,627,000 square feet with an average store size of 80,324 square feet. The corporation leases space for 147 stores and owns space for 60 stores.

-	Lord & Taylor is part of the May Department Stores Company (NYSE: May, rated A by S&P). May operates regional department store companies nationwide with a total of 436 department stores and 156 David’s Bridal stores in 44 states and the District of Columbia. The stores include: Lord & Taylor, Hecht’s, Foley’s, Robinson’s-May, Filenes, Kaufmanns, Famous-Barr, L.S. Ayres, and Meier & Frank.

-	Toys “R” Us, Inc.(NYSE:TOY rated BBB by S&P and BBB- by Fitch) is a retailer of toys, children’s apparel, baby products and educational products. As of February 2002, the company operates 1,599 retail stores consisting of 1,092 domestic locations including 701 Toys “R” Us stores, 184 Kids “R” Us, 165 Babies “R” Us stores and 42 Imaginarium stores.

-	The Limited, part of Limited Brands, Inc.(NYSE: LTD rated BBB+ by S&P), is a retailer of women’s and men’s apparel, women’s intimate apparel and personal care products through its specialty retail stores and direct response (catalog and e-commerce) businesses. Limited Brands, Inc. consists of Express, Lerner New York, Limited Stores, Express Men’s, Victoria’s Secret, and Bath & Body Works (including White Barn Candle Company).

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	Crabtree Valley Mall is a 1,341,829 square foot regional mall located five miles northwest of downtown Raleigh, North Carolina and just east of US Highway 70 (Glenwood Avenue) and Interstate 440. The Mortgaged Property contains four anchors including Hudson-Belk Co., Sears, Lord & Taylor and Hecht’s, as well as 203 mall tenants.

-	The Crabtree Valley Mall contains 674,940 square feet of anchor space and 663,489 square feet of mall shop space. The collateral for the loan consists of all the mall shop space and both the Hudson-Belk Co. and the Lord & Taylor stores (334,997 sf) for a total net rentable area of 998,486 square feet.

-	Currently, Crabtree Valley Mall has an in-line occupancy rate of 98.8%. Mall store sales (tenants < 10,000 sf) for years 1999, 2000 and 2001 of $496 psf, $499 psf, and $488 psf, respectively. The ratio of occupancy costs to total sales for mall store tenants average 9.63%.

-	The Crabtree Valley Mall Borrower, at its sole cost and expense, is required to keep the Crabtree Valley Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Borrower is also required to use commercially reasonable efforts to maintain a comprehensive all risk insurance policy without an exclusion for terrorist acts.

-	The Crabtree Valley Mall Borrower is wholly owned by CVM Associates Limited Partnership which in turn is owned by (1) Crabtree Investment Company, Inc., a 49.4505% general partner, (2) Chandon Investment Company, Inc., a 40.4595% general partner, (3) Samuel M. Longiotti, a 9.8900% limited partner, (4) Ridge-CVM LLC, a 0.1000% general partner owned by SML and (5) Checker Investment Company, Inc., a 0.1000% general partner owned by Chandon, Crabtree, SML and Ridge. CVM Finance Corporation, a bankruptcy remote special purpose entity with two independent directors, will act as the non-member manager of Crabtree Valley Mall Borrower.

-	The Crabtree Valley Mall Borrower is prohibited from incurring any additional debt, secured or unsecured, except for events subject to certain conditions set forth in the loan documents.

-	The Crabtree Valley Mall Borrower, CVM Holdings, LLC, is a single purpose, bankruptcy remote entity with a non- consolidation opinion and two independent directors.

-	Plaza Associates, Inc., an affiliate of Crabtree Valley Mall Borrower which manages over 2.8 million square feet nationally, has been managing and leasing the property since its opening.

-	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Crab Tree Valley Mall Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Crab Tree Valley Mall Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Crab Tree Valley Mall Loan. In addition, such holder may (but is not obligated to) purchase the Crab Tree Valley Mall Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the special servicer or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the special servicer has not determined its fair value.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Significant Mortgage Loans

THE CENTRE AT PRESTON RIDGE

Whole Loan Balance*	$70,000,000

Senior Component Balance*	$53,500,000

Subordinate Component Balance*	$16,500,000

Cut-off Date LTV	47.3%

Maturity Date LTV	42.7%

Underwriting DSCR**	2.25x
* As of the Cut-off Date.
** DSCR figures based on net cash flow unless otherwise noted.

		Cut-off Date	Underwriting	S&P/Fitch
	Size	LTV(1)	DSCR**(2)	Shadow Ratings(3)

Senior Component	$53,500,000	47.3%	2.25x	AAA/AAA

Subordinate Component	$16,500,000	61.9%	1.73x	BBB-/BBB-

Whole Loan Information

Original Principal Balance:	$70,000,000

First Payment Date:	January 1, 2002

Term/Amortization:	120/360 months

Interest Only Term:	24 months

Maturity Date:	December 1, 2011

Expected Maturity Balance:	$63,006,706

Borrowing Entity:	BPR Shopping Center, L.P.

Interest Calculation:	Actual/360

Call Protection:	Lockout/defeasance: 117 Open: 3

Up-Front Reserves:
Tax Reserve	Yes
Other Reserve	$2,794,855

Ongoing Monthly Reserves:
Tax Reserve	Yes

Lockbox:	In-Place

Property Information

Property Type:	Retail

Property Sub-Type:	Power Center

Location:	Frisco, TX

Year Built/Renovated:	2000/N/A

Net Rentable Square Feet:	728,962
Cut-off Balance per SF	$96

Occupancy as of 4/17/02:	91.2%

Ownership Interest:	Fee

Property Management:	New Plan Excel Realty Trust, Inc.

U/W Net Cash Flow:	$9,323,253

Appraised Value:	$113,000,000

					Gross	% Gross		2001
	Ratings	Tenant	% Total	Gross	Potential	Potential	Lease	Reported
	S&P/Fitch	Total SF	SF	Rent PSF	Rent	Rent	Expiration	Sales/SF

Top Tenants**

Best Buy	BBB-/Not Rated	46,078	6.32%	$18.60	$857,051	5.51%	1/31/2016	$691

MJ Designs	Not Rated	40,000	5.49	$14.10	564,000	3.62	1/31/2011	$73

Stein Mart	Not Rated	37,543	5.15	$7.67	287,955	1.85	11/30/2015	$104

Linens ’N Things	Not Rated	37,500	5.14	$16.50	618,750	3.98	1/31/2016	$123

Totals		161,121	22.10%		$2,327,756	14.96%

(1)	Calculations of the LTV ratios for the Subordinate Component were made in each instance based upon the entire outstanding principal balance of the Preston Ridge Loan (not the outstanding principal balance of the applicable component).

(2)	Calculations of U/W DSCR for the Subordinate Component were made using the entire outstanding principal balance of the Preston Ridge Loan to reflect that the Senior Component will generally be entitled to receive amounts collected on the Preston Ridge Loan prior to any such receipt by the Subordinate Component.

(3)	The shadow ratings of each Senior and Subordinate Component reflect the credit quality of the related Mortgage Loan and the pooling benefit that results from the inclusion of the related Mortgage Loan in the Mortgage Pool.

**	Information obtained from Underwritten Rent Roll except for Ratings (S&P/Fitch), Reported Sales and unless otherwise stated.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Financial Information

			Annualized
		Full Year	Most Recent
	Underwritten	(12/31/01)	(3/31/02)

Effective Gross Income	$13,826,377	$11,031,777	$15,060,696

Total Expenses	$3,958,291	$1,757,632	$3,738,312

Net Operating Income (NOI)	$9,868,086	$9,274,145	$11,322,384

Cash Flow (CF)	$9,323,253	$9,274,145	$11,322,384

DSCR on NOI (Based on debt service for Senior Component only)	2.38x	2.24x	2.73x

DSCR on CF(Based on debt service for Senior Component only)	2.25x	2.24x	2.73x

Lease Expiration Schedule (Based on Underwriter Rent Roll)

	Number of				Cumulative
	Leases	Expiring	% Total	Cumulative	% Total
Year of Expiration	Expiring	SF	SF	Total SF	SF

2004	1	2,500	0.3%	2,500	0.3%

2005	27	101,652	13.8	104,152	14.2%

2006	22	68,412	9.3	172,564	23.5%

2008	2	10,771	1.5	183,335	25.0%

2010	11	67,320	9.2	250,655	34.1%

2011	14	151,318	20.6	401,973	54.7%

2012	2	27,000	3.7	428,973	58.4%

2013	1	5,000	0.7	433,973	59.1%

2015	3	86,485	11.8	520,458	70.9%

2016	6	119,393	16.3	639,851	87.1%

2020	2	13,866	1.9	653,717	89.0%

Vacant		80,733	11.0	734,450	100.0%

Total	91	734,450	100.0%

Summary of Significant Tenants

-	Best Buy, part of Best Buy Company, Inc. (NYSE: BBY rated BBB- by S&P) is a specialty retailer of consumer electronics, personal computers, entertainment software and appliances. The company operates retail stores and commercial websites under the brand names Best Buy, Media Play, On Cue, Sam Goody, Suncoast, Magnolia Hi-Fi, and Future Shop.

-	MJ Designs, a retailer of craft, art, hobby and home products, operates 10 stores in the Dallas/Fort Worth area and has a corporate office in Irving, Texas. Craft and hobby classes are held “in-store” throughout the year at varying store locations.

-	Stein Mart operates retail stores that offer fashionable, current-season, primarily branded merchandise, including moderate to designer brand name apparel for women, men and children, as well as accessories, gifts, linens, shoes and fragrances. The company operates 253 stores located in 29 states, located primarily in neighborhood shopping centers in metropolitan areas.

-	Linens ’N Things, Inc. (NYSE: LIN) is a national large-format retailer of home textiles, housewares and home accessories, operating 343 stores in 43 states and four Canadian provinces. The company’s current store prototype is approximately 35,000 gross square feet in size and is located in power strip centers, malls and as stand-alone stores.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Commercial Mortgage Inc.
Commercial Mortgage Pass-Through Certificates, Series 2002-2

Additional Information

-	The Centre at Preston Ridge is a multi-tenant retail power center located in Frisco, Texas in the Dallas/Fort Worth Metropolitan Area. Frisco is 20 miles north of downtown Dallas located in the Far North Dallas Business District.

-	The center consists of 22 single story, buildings with net rentable square feet of 728,962 and is situated on 84.11 acres with 7,081 parking spaces. There are 91 tenant spaces (including 6 pads totaling 34,828 sf), 18 of which are anchor tenants that occupy 413,006 sf (56.2%). Credit rated anchor tenants include Best Buy (NYSE: BBY, rated BBB- by S&P), Marshall’s and T.J. Maxx stores/ TJX Companies (NYSE: TJX, rated A- by S&P), Old Navy/GAP, Inc. (NYSE: GPS, S&P rated BB+ and Fitch rated BB-), Staples (Nasdaq: SPLS, S&P rated BBB- and Fitch rated BBB+) and Pier 1 Imports (NYSE: PIR, S&P rated BBB-). The subject is adjacent to a super regional mall (Stonebrier Centre) and is shadow anchored by a Super Target Store and is part of the 719-acre Frisco Bridges master planned development.

-	For year-end 2001, Best Buy reported sales psf of $691 resulting in occupancy costs of 2.69%; MJ Designs reported sales psf of $73 resulting in occupancy costs of 19.29%; Stein Mart reported sales of $104 resulting in occupancy costs of 7.41%; and Linens ’N Things reported sales psf of $123 resulting in occupancy costs of 13.46%.

-	The Preston Ridge Borrower, at its sole cost and expense, is required to keep the Preston Ridge Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Preston Ridge Borrower may, from time to time, be required to obtain other insurance pursuant to the terms of the loan agreement.

-	Equity ownership in the Preston Ridge Borrower is held by BPR SPE Corp. (1%), Prairie Ridge II Ltd. (49%), and ERT Development Corp. (50%). George Allen and Milton Schaeffer, Borrower Principals, own 50% of BPR SPE Corp. each, and 79.2% (combined) of Prairie Ridge II Ltd. New Plan Excel Realty Trust, Inc., Borrower Principal, has 100% ownership in ERT Development Corp.

-	The Preston Ridge Borrower may obtain mezzanine financing subject to the certain conditions set forth in the loan documents.

-	BPR Shopping Center, LP, the borrower, is a two-tiered, bankruptcy remote, single purpose entity with two independent directors and a non-consolidation opinion.

-	New Plan Excel Realty Trust, Inc., the property manager, is a self-administered and self-managed real estate management trust which focuses on the ownership, management, acquisition and redevelopment of community and neighborhood shopping centers. The REIT has a national portfolio of 281 properties located across 31 states.

-	As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the Preston Ridge Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Preston Ridge Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Preston Ridge Loan. In addition, such holder may (but is not obligated to) purchase the Preston Ridge Loan, if the loan is then considered a “Defaulted Mortgage Loan” as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the special servicer or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the special servicer has not determined its fair value.

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.